SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Happy Kids Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                New York                                13-3473638
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(State of Incorporation or Organization)     (IRS Employer Identification no.)


100 West 33rd Street, Suite 1100
New York, New York                                        10001
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(Address of Principal Executive Offices)               (Zip Code)

If   this   form   relates   to  the         If  this  form   relates   to  the
registration    of   a   class    of         registration   of   a   class   of
securities   pursuant   to   Section         securities   pursuant  to  Section
12(b)  of the  Exchange  Act  and is         12(g) of the  Exchange  Act and is
effective    pursuant   to   General         effective   pursuant   to  General
Instruction A.(c),  please check the         Instruction  A.(d),  please  check
following box. | |                           the following box. |X|

Securities Act registration statement file number to         333-44267
which this form relates:                                     ---------
                                                          (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                   Name of Each Exchange on Which
         to be so Registered                   Each Class is to be Registered
         -------------------                   ------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of Class)

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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered.

          A description of the Common Stock, $.01 par value, of Happy Kids Inc. (the "Company") and certain anti-takeover provisions with respect thereto are contained under the caption "Description of Capital Stock" in the form of prospectus which shall be deemed to be incorporated by reference into the Company's Registration Statement on Form S-1 (Reg. No. 333-44267). Such description contained therein is incorporated herein by reference to such Registration Statement on Form S-1.

Item 2.   Exhibits.

          1 -- Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement No. 333-44267).

          2 -- Amended and Restated Bylaws of the Company. (Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement No. 333-44267).

          3 -- Voting  Agreement,  dated  January 1, 1998,  by and between  Jack
               Benun and Mark Benun. (Incorporated by reference to Exhibit 4.1 to the Company's Registration Statement No. 333-44267).

          4 -- Shareholder  Agreement,  dated January 1, 1998, by and among Jack
               Benun, Mark Benun and Isaac Levy. (Incorporated by reference to Exhibit 4.2 to the Company's Registration Statement No. 333-44267).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                    Happy Kids Inc.
                                                    ---------------
                                                     (Registrant)


Date        January 16, 1998                   By   /s/ Jack M. Benun
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                                                    Jack M. Benun
                                                    President and Chief
                                                    Executive Officer